PHL Variable Accumulation Account II

Phoenix Portfolio Advisor®

Supplement to Prospectus

This supplement should be read with the December 30, 2008 prospectus, along with any supplements to the prospectus.

The section entitled “The Company, the Separate Account and the General Account” is deleted and replaced with the following:

The Company, the Separate Account and the General Account

We are PHL Variable Insurance Company, a Connecticut stock life insurance company, incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies, brokers and other financial advisors. Our executive and administrative office is located at One American Row, Hartford, Connecticut, 06103-2899.

PHL Variable is a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix”) through its holding company, PM Holdings, Inc. Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”), which is a manufacturer of insurance, annuity and asset management products. Obligations under the Contracts are obligations of PHL Variable.

On October 25, 2007, We established the PHL Variable Accumulation Account II, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate account but you assume all of investment risk for the contract value that you contribute and allocate to the Separate Account. Under Connecticut law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. The Separate Account has several Sub-accounts that invest in underlying mutual funds. We may make certain changes to the Separate Account as described in “Changes to the Separate Account”.

The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account.

Contract Guarantees

Any guarantee under the contract or any guarantee provided by a rider to your variable annuity are paid from our general account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.

TF1062

Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix’s financial strength, including information on our general account portfolio of investments, may be found on our website located under “About Us”/ “Financial Strength” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2008, may also be found on our website, www.phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling our Annuity Operations Division.

The section entitled, “Distributor” is deleted and replaced with the following:

Distributor

PHL Variable has designated Phoenix Equity Planning Corporation (“PEPCO”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of PHL Variable, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the PHL Variable and its affiliated companies. PHL Variable reimburses PEPCO for expenses PEPCO incurs in distributing the Contracts. PEPCO does not retain any fees under the Contracts; however, PEPCO may receive 12b-1 fees from the underlying funds.

PEPCO’s principal executive offices are located at 610 W. Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

PEPCO and PHL Variable enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer and investment adviser firms. Such registered representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

We have unique arrangements for preferred distribution arrangements with select broker-dealer firms. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. These arrangements have sometimes been called “shelf space” arrangements. Under these arrangements, PHL Variable and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the PHL Variable’s products. The broker-dealer may pass on all or a portion of the compensation to the registered representatives.

These services may include providing PHL Variable with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer’s sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing PHL Variable’s products.

Such compensation may cause the broker-dealer firm and its registered representatives to favor PHL Variable’s products. PHL Variable and PEPCO currently have preferred distribution arrangements with Sigma Financial Corporation, Cambridge Research Investment Inc, QA3 Financial Corp. and Sammons Securities.

TF1062

The following sentence is added to the section entitled “Access to Your Money”:

For your protection, we require a signature guarantee for withdrawals, full or partial, or loans (if your contract provides for loans) over $100,000.

April 1, 2009	Keep this supplement for future reference.

TF1062